Supplement dated May 1, 2026
to the following initial summary prospectus(es):
Monument Advisor Select New York dated May 1, 2026
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The May 4, 2026 effective date for applications signed for this contract has been postponed indefinitely. A new effective date will be outlined in a future supplement.